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                                                                    EXHIBIT 32.1

                                 CERTIFICATION
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Lansdowne Security, Inc. (the "Company") on Form 10-Q for the quarter ended Sept 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, David Roff, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated:  November 18, 2010


     /s/ David Roff


     David Roff
     Chief Executive Officer and Chief Financial Officer





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